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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                       __________________________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 March 1, 1994
                                (Date of Report)


                       __________________________________


                          GEORGIA-PACIFIC CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    GEORGIA
                            (State of Incorporation)

                                     1-3506
                            (Commission File Number)

                                   93-0432081
                      (IRS Employer Identification Number)

               133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA 30303
                    (Address of Principal Executive Offices)

                                 (404) 652-4000
              (Registrant's Telephone Number, including area code)
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Item 5.        Other Events.

       On February 28, 1994, James C. Van Meter, a director of the Corporation and its Vice Chairman and Chief Financial Officer, retired from the Board of Directors and announced his intention to retire as an officer of the Corporation. Mr. Van Meter's retirement from the Board of Directors and as Chief Financial Officer became effective on February 28, 1994. He will retain the office of Vice Chairman until March 11, 1994, and will continue to be available to the Corporation as a consultant on key projects in which he was involved as an officer. John F. McGovern, the Corporation's Senior Vice President - Finance, succeeded Mr. Van Meter as Chief Financial Officer effective February 28, 1994.





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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  March 1, 1994


                                                 GEORGIA-PACIFIC CORPORATION



                                                 By: /s/ James F. Kelley
                                                     -------------------
                                                     James F. Kelley
                                                     Senior Vice President - Law